UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
SECURITIES EXCHANGE ACT OF 1934

☒	Filed by the Registrant ☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement Only

☐	Confidential, for Use of the Commission (as permitted by Rule 14c)

WESTERN STANDARD ENERGY CORP.
(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)          Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed  pursuant to Exchange  Act Rule 0-11
        (Set forth the amount of which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) 2) 3) 4)	Amount previously paid: Form, Schedule or Registration Statement No.: Filing Party: Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

WESTERN STANDARD ENERGY CORP.
Kelowna, B.C., Canada V1Y 9S9
(778) 478-7780

Copies of correspondence to:
Frederick C. Bauman, Esq.
6440 Sky Pointe Dr., Suite 140-149
Las Vegas, NV 89131
(702) 533-8372
fred@lawbauman.com

INFORMATION STATEMENT

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING
Date of Mailing: February 28, 2014

TO THE STOCKHOLDERS OF AVRO ENERGY INC.:

The attached Information Statement is furnished by the Board of Directors (the “Board”) of Western Standard Energy Corp. (the “Company,” “we” or “us”). The Company, a Nevada corporation, is a public company registered with the Securities and Exchange Commission.

On February 20, 2014, stockholders holding 47,929,999 shares, or approximately 53%, of our issued and outstanding $0.001 par value common stock (“Common Stock”) consented in writing to amend the Company’s Articles of Incorporation (the “Certificate of Amendment”). This consent was sufficient to approve the Certificate of Amendment under Nevada law. The attached Information Statement describes the Certificate of Amendment that the common stockholders of the Company have approved, which will change the Company’s name to “Dominovas Energy Corporation.”

This Information Statement is prepared and delivered to meet the requirements of Section 78.390 of the Nevada Revised Statutes. This Information Statement is being mailed on or about February 28, 2014 to holders of record of Common Stock as of the close of business on February 20, 2014 (the “Record Date”). The Company had 90,000,000 shares of common stock outstanding as of the Record Date. There were no shares of preferred stock authorized or outstanding as of the Record Date.

The Certificate of Amendment became effective upon filing with the Nevada Secretary of State.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

The control share acquisition and dissenter’s rights provisions of Chapter 78 of the Nevada Revised Statues are not applicable to the matters disclosed in this Information Statement. Accordingly, there are no stockholder dissenters’ or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety. It describes the terms of the actions taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Certificate of Amendment, this Information Statement contains important information about the Certificate of Amendment.

By Order of the Board of Directors

/s/ Neal Allen
Neal Allen
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Information Statement Materials in connection with this Notice of Stockholder Action by Written Consent:

The Information Statement is available at: www.dominovasenergy.com.

WESTERN STANDARD ENERGY CORP.
Kelowna, B.C., Canada V1Y 9S9
(778) 478-7780

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of WESTERN STANDARD ENERGY CORP., a Nevada corporation (the “Company,” “we” or “us”), to advise them of the corporate actions that have been authorized by written consent of the Company’s stockholders, who collectively own 53% of the Company’s sole class of outstanding capital stock as of the record date of February 20, 2014 (the “Record Date”). These actions are being taken without notice, meetings or votes in accordance with the General Corporation Law of the Nevada Revised Statutes (“NRS”), Sections 78.315 and 78.320. This Information Statement is being mailed to the stockholders of the Company, as of the Record Date, on February 20, 2014.

On February 20, 2014, the Board of Directors approved, and recommended to the stockholders for approval, an amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) that will change the Company’s name to “Dominovas Energy Corporation.”

On February 20, 2014, stockholders holding 47,929,999 shares, or approximately 53%, of our issued and outstanding Common Stock consented in writing to the Certificate of Amendment. This consent was sufficient to approve the Certificate of Amendment under Nevada law.

NO VOTE REQUIRED

We are not soliciting consents to approve the Certificate of Amendment. Nevada law permits the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

NO APPRAISAL RIGHTS

Under Nevada law, stockholders have no appraisal or dissenters’ rights in connection with the Certificate of Amendment.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Certificate of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

In some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our Treasurer at (778) 478-7780, and requests in writing should be sent to Western Standard Energy Corp., Attention Treasurer, 302-1912 Enterprise Way, Kelowna, BC, Canada V1Y 9S9. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

AMENDMENT TO THE ARTICLES OF INCORPORATION

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S CORPORATE NAME TO “DOMINOVAS ENERGY CORPORATION”

The Board of Directors has approved an amendment to the Articles of Incorporation that change the corporate name of the Company to “Dominovas Energy Corporation.” The reason for the name change is to better reflect the name by which the Company’s principal business is known, following the Company’s acquisition of all of the equity interests in Dominovas Energy, LLC a Delaware limited liability company. The name change to “Dominovas Energy Corporation” became effective when the Certificate of Amendment was filed with the Nevada Secretary of State (the “Effective Date”).

NO EXCHANGE OF STOCK CERTIFICATES

As the corporate action involves only a change in the corporate name, there is no requirement for exchange of stock certificates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of February 20, 2014, for (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) each of the Company’s executive officers, (iii) each of the Company’s directors and (iv) all directors and executive officers as a group. Applicable percentage ownership in the following table is based on 90,000,000 shares of Common Stock outstanding as of February 20, 2014.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days of February 20, 2014, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

DIRECTORS AND NAMED EXECUTIVE OFFICERS:

Name and Address	Shares Beneficially Owned	Percentage of Class

Neal Allen, President, CEO and Director 97 East Park Lane NE, North Suite, Atlanta, GA 30309	13,764,333	15.29%

Spero Plavoukos, Director 310 S. Gardner Street, Los Angeles, CA 90036	14,764,332	16.40%

Michael Watkins, Chief Operating Officer 1830 Johnson Court, Grapevine, TX 76051	13,764,333	15.29%

Dallas Gray, Treasurer and Director 302-1912 Enterprise Way, Kelowna, BC, Canada V1Y 9S9	2,250,000	2.50%

Darren Jacklin, Director 2895 Dollarton Highway, North Vancouver, BC, Canada V7H 1B1	250,000	0.28%

All officers and directors as a group (6 persons)	44,792,998	49.76%

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as “expects,” “anticipates,” “plans,” “believes,” “projects,” and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

•	Annual Reports on Form 10-K;

•	Quarterly Reports on Form 10-Q; and

•	Current Reports on Form 8-K.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Neal Allen
Neal Allen
Chairman and Chief Executive Officer

Atlanta, Georgia
February 28, 2014

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
WESTERN STANDARD ENERGY CORP.

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

Filed in the office of Ross Miller
Secretary of State
State of Nevada
Document No:  20140132182-94
Filing Date and Time:  02/24/2014 3:32 PM
Entity Number:  E0079962005-6

1.	Name of Corporation: Western Standard Energy Corp.

2.	The Articles have been amended to read as follows:

Article 1:  The name of the corporation is Dominovas Energy Corporation.

3.
The vote by which the stockholders holding shares in the corporation entitled them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation having voted in favor of the amendment is:  53% of the issued and outstanding stockholdings voted in favor of the amendment.

4.	Effective date of filing (optional)

5.	Signature: (required)

/s/ Dallas Gray, President

Signature of Officer:  Dallas Gray, President